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                                                                   EXHIBIT 10.56




                       AMENDMENT NO. 1 TO SECOND AMENDED
                    AND RESTATED SECURITY DEPOSIT AGREEMENT


          AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED SECURITY DEPOSIT AGREEMENT ("Security Deposit Agreement"), dated as of July 31, 1998 (this "Amendment") among (a) Camden Cogen L.P., a Delaware limited partnership (the "Partnership" or the "Borrower") of which Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership, is the general partner (the "General Partner"), (b) Toronto Dominion (Texas), Inc. (formerly known as The Toronto-Dominion Bank Trust Company), a Delaware corporation ("TD Texas"), as prior agent and as prior collateral agent (in such capacity, the "Prior Agent")
(x) under the Amendment and Restatement, dated as of April 1, 1993 of the Construction and Term Loan Agreement, dated as of February 4, 1992, as amended by Amendment No. 1 to Amendment and Restatement of the Construction Loan Agreement, dated as of December 22, 1993 (as the same may be further amended, supplemented or otherwise modified, hereinafter referred to as the "Credit Agreement") (terms defined in the Credit Agreement and not defined herein having the meaning assigned in the Credit Agreement) among (i) the Partnership, (ii) the Agent, (iii) The Bank of Tokyo-Mitsubishi Trust Company (formerly known as The Bank of Tokyo Trust Company) ("BOTT"), as Senior Tranche Agent for the Tranche A Lenders (in such capacity, the "Senior Tranche Agent"), (iv) General Electric Capital Corporation, a New York corporation ("GE Capital"), and the Junior Tranche Agent for the Tranche B Lenders (in such capacity, the "Junior Tranche Agent"), (v) the lenders from time to time parties thereto (the "Lenders") and (vi) GE Capital, as Letter of Credit Issuer (the "Letter of Credit Issuer") and (y) with respect to the Collateral Security Documents, (c) the General Partner, (d) GE Capital, as the limited partner of the Partnership (the "Limited Partner"), (e) GE Capital, as lender (the "General Partner Term Lender") under the General Partner Term Loan Agreement, (f) GE Capital, as Counterparty under the Interest Rate Hedging Agreement (in such capacity, the "Counterparty"), (g) GE Capital, as Junior Debt Service Letter of Credit Issuer (the "Junior Debt Service Letter of Credit Issuer"), (h) GE Capital, as Senior Debt Service of Credit Issuer (the "Senior Debt Service Letter of Credit Issuer"), (i) GE Capital, as PSE&G Gas Letter of Credit Issuer (the "Project Letter of Credit Issuer"), (j) GE Capital, as Senior Debt Service Reserve Letter of Credit Issuer (the "Senior Debt Service Reserve Letter of Credit Issuer"),
(k) TD Texas, as prior Tranche A Co-Agent (in such capacity, the
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"Prior Tranche A Co-Agent"), (1) TD Texas, as prior Security Agent under this
Security Deposit Agreement (in such capacity, the "Prior Security Agent"), (m) Commerzbank AG, New York Branch ("Commerzbank"), as agent and as collateral agent (in such capacity, the "Agent") under (x) the Credit Agreement and (y) with respect to the Collateral Security Documents, (n) Commerzbank, as Tranche
A Co-Agent (in such capacity, the "Tranche A Co-Agent"), (o) Commerzbank, as Security Agent under this Security Deposit Agreement (in such capacity, the "Security Agent") and (p) the Lenders (the aforementioned hereinafter, collectively, "the Parties").


                              W I T N E S S E T H:

     WHEREAS, the Parties were parties to the Security Deposit Agreement;

     WHEREAS, the Parties wish to amend certain provisions of the Security Deposit Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

          1. Definitions. Unless otherwise defined herein, all terms used herein which are defined in the Security Agreement shall have their respective meanings as therein defined.

          2.   Amendment to Article I (Definitions).

          a. Clause (b) of the definition of "Permitted Investments" of the Security Deposit Agreement is hereby modified to read:

               "(b) certificates of deposit, domestic time deposits and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any Lender or with any domestic commercial bank of recognized stature having capital and surplus in excess of $500,000,000".



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          b.   Clause (d) of the definition of "Cash Equivalents" of the
     Security Deposit Agreement is hereby modified to read:


               "(d) certificates of deposit, domestic time deposits and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case, with any Lender or with any domestic commercial bank of recognized stature having capital and surplus in excess of $500,000,000".


          3. Amendment to Section 6.02(c)(i) (Resignation or Removal). Section 6.02(c)(i) of the Security Deposit Agreement is hereby amended to read:


               "(i) shall be a bank or trust company (a) organized under the laws of the United States of America or the State of New York, the State of New Jersey or the State of Connecticut having a capital and surplus of not less than $100,000,000 or (b) organized under the laws of any country which is a member of the Organization for Economic Co-operation and Development ("OECD") acting through a branch licensed by the United States of America or the State of New York, or the State of New Jersey or the State of Connecticut, having a capital and surplus of not less than $100,000,000, and".


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     IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                   CAMDEN COGEN L.P., a Delaware
                                    limited partnership

                                   BY:  Cogen Technologies Camden GP
                                          Limited Partnership, its
                                          General Partner

                                   By:  Cogen Technologies Camden, Inc.,
                                          its general partner

                                   By:  /s/ RICHARD A. LYDECKER, JR.
                                        ---------------------------------
                                        Name:   Richard A. Lydecker, Jr.
                                        Title:  Senior Vice President
                                                Chief Financial Officer


                                   TORONTO DOMINION (TEXAS), INC., as
                                     Prior Tranche A Co-Agent, Prior
                                     Agent and Prior Security Agent

                                   By:  /s/ JANO MOTT
                                        ---------------------------------
                                        Name:   Jano Mott
                                        Title:  Vice President


                                   THE TORONTO-DOMINION BANK, as a prior
                                     Tranche A Lender


                                   By:  /s/ JANO MOTT
                                        ---------------------------------
                                        Name:   Jano Mott
                                        Title:  Mgr. Syndications &
                                                  Credit Admin.



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                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                     as Junior Tranche Agent, Project Letter of
                                     Credit Issuer, Senior Debt Service Reserve
                                     Letter of Credit Issuer, Senior Debt
                                     Service Letter of Credit Issuer, Junior
                                     Debt Service Letter of Credit Issuer,
                                     General Partner Term Lender, Counterparty,
                                     Limited Partner and Tranche B Lender


                                   By:  /s/ MICHAEL J. TZOUGRAKIS
                                        ----------------------------------------
                                        Name:  Michael J. Tzougrakis
                                        Title: Manager of Operations


                                   COGEN TECHNOLOGIES CAMDEN GP LIMITED
                                     PARTNERSHIP, as General Partner

                                   By:  Cogen Technologies Camden, Inc.,
                                         its General Partner



                                        By:    /s/ RICHARD A. LYDECKER, JR.
                                               ---------------------------------
                                               Name:   Richard A. Lydecker, Jr.
                                               Title:  Senior Vice President &
                                                         Chief Financial Officer


                                   THE BANK OF TOKYO-MITSUBISHI TRUST
                                     COMPANY, as Senior Tranche Agent and
                                     Tranche A Lender



                                   By:  /s/ ROBERT F. MOYLE
                                        ----------------------------------------
                                        Name:   Robert F. Moyle
                                        Title:  Vice President


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                                   COMMERZBANK AG, NEW YORK
                                    BRANCH, as Tranche A Co-Agent,
                                    Agent and Security Agent

                                   By:  /s/ ANDREW JACOBYANSKY
                                        ---------------------------------------
                                        Name:  Andrew Jacobyansky
                                        Title: Vice President


                                   By:  /s/ ANDREW KJOLLER
                                        ---------------------------------------
                                        Name:  Andrew Kjoller
                                        Title: Assistant Treasurer


                                   COMMERZBANK AG, ATLANTA AGENCY, as a
                                    Tranche A Lender


                                   By:  /s/ ANDREW JACOBYANSKY
                                        ---------------------------------------
                                        Name:  Andrew Jacobyansky
                                        Title: Vice President


                                   By:  /s/ ANDREW KJOLLER
                                        ---------------------------------------
                                        Name:  Andrew Kjoller
                                        Title: Assistant Treasurer



                                  THE FUJI BANK LIMITED, as a Tranche A Lender


                                  By:   /s/ THOMAS W. BOYLAN
                                        ----------------------------------------
                                        Name:   Thomas W. Boylan
                                        Title:  Vice President


                                  CREDIT LYONNAIS, NEW YORK BRANCH,
                                    as a Tranche A Lender

                                  BY:   /s/ JAMES F. GUIDERA
                                        ---------------------------------------
                                        Name:   James F. Guidera
                                        Title:  Vice President





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